Equity accounted investments	12 Months Ended
Dec. 31, 2020
Equity accounted investments [Abstract]
Disclosure of equity accounted investments [text block]

12 Equity accounted investments

(in USD million)	2020	2019

Net investments at 1 January	1,487	2,862
Net income/(loss) from equity accounted investments	53	164
Acquisitions and increase in capital	995	188
Dividend and other distributions	(141)	(273)
Other comprehensive income/(loss)	21	(10)
Divestments, derecognition and decrease in paid in capital	(147)	(1,444)

Net investments at 31 December	2,270	1,487

Included in equity accounted investments	2,262	1,441
Other long-term receivable in equity accounted investments	8	46

For the equity accounted investments, voting rights corresponds to ownership.

Equity accounted investments consist of several investments, none above USD 0.6 billion. None of the investments are significant on an individual basis.